Exhibit 10.1

SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
AND TO OTHER LOAN DOCUMENTS

THIS SEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND TO OTHER LOAN DOCUMENTS (this “Amendment”) is made as of April 20, 2018, by and between LEX-GEN WOODLANDS, L.P., a Delaware limited partnership (“Borrower”), and iSTAR LEX LENDER LLC, a Delaware limited liability company (together with its successors and assigns, hereinafter referred to as “Lender”), with offices at c/o iStar Inc., 1114 Avenue of the Americas, 38th Floor, New York, New York 10036.
RECITALS
A.    Borrower and iStar Financial Inc., a Maryland corporation (“Original Lender”) entered into a Loan and Security Agreement dated as of April 21, 2004 (the “Original Loan Agreement”), as amended by that certain Amendment to Loan and Security Agreement and to other Loan Documents dated as of September 28, 2009 (the “First Amendment”); that certain Second Amendment to Loan and Security Agreement and to other Loan Documents dated as of June 17, 2011 (the “Second Amendment”); that certain Third Amendment to Loan and Security Agreement and to other Loan Documents dated as of August 30, 2011 (the “Third Amendment”); that certain Fourth Amendment to Loan and Security Agreement and to other Loan Documents dated as of September 17, 2013 (the “Fourth Amendment”); that certain Fifth Amendment to Loan and Security Agreement and to other Loan Documents dated as of October 2, 2013 (the “Fifth Amendment”); and that certain Sixth Amendment to Loan and Security Agreement and to Other Loan Documents dated as of April 20, 2017 (the “Sixth Amendment”) (the Original Loan Agreement, as amended by such First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment and Sixth Amendment, is herein called the “Loan Agreement”), pursuant to which, among other things, Lender agreed to make a loan to Borrower in the principal amount of Thirty-Four Million Dollars ($34,000,000) (the “Loan”) upon the terms and conditions set forth in the Loan Agreement. Capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement. The Loan is evidenced by that certain Promissory Note of even date with the Loan Agreement in the principal amount of the Loan (the “Note”) and is secured by, among other things, (i) that certain Deed of Trust with Security Agreement, Assignment of Leases and Rents and Fixture Filing of even date with the Loan Agreement, recorded in the Official Records of Montgomery County, Texas (“Official Records”), as Document No. 2004-042420 (the “Mortgage”), covering the Property more particularly described on Exhibit A attached hereto and made a part hereof, and (ii) that certain Guaranty of even date with the Loan Agreement (“Guaranty”) in favor of Original Lender made by Lexicon Genetics Incorporated, which is now known as Lexicon Pharmaceuticals, Inc., a Delaware corporation.
B.    The Loan Documents were assigned by Original Lender to iSTAR TARA LLC, a Delaware limited liability company (“iStar Tara”), pursuant to that certain Assignment and Assumption of Note, Mortgage, and Other Loan Documents made as of March 1, 2009, recorded in the Official Records as Document No. 2009-022702 (the “First Assignment”) and then subsequently assigned (i) by iStar Tara to SFI Belmont LLC, a Delaware limited liability company (“SFI Belmont”), pursuant to that certain Assignment and Assumption of Note, Deed of Trust and Other Loan Documents made as of March 16, 2011 and recorded in the Official Records as Document No. 2011039443 and (ii) by SFI Belmont to Lender pursuant to that certain Assignment and Assumption of Note, Deed of Trust and Other Loan Documents made as of March 26, 2015, and recorded in the Official Records as Document No. 2015027704.

C.    Borrower has requested an extension of the Maturity Date of the Loan as contemplated by this Amendment, and Lender is willing to consent to such modification, all upon the terms and subject to the conditions set forth herein.
AGREEMENT
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Incorporation of Recitals. The foregoing Recitals are incorporated herein and expressly made a part hereof.
2.Amendment to Loan Agreement.
(a)The definition of “Maturity Date” in Section 2.4(B) of the Loan Agreement and all references in the other Loan Documents to the Maturity Date shall mean April 21, 2018, or such earlier date as the Loan is prepaid in full or accelerated.
(b)    A new Section 5.20 was added to the Loan Agreement pursuant to the Sixth Amendment, and such Section 5.20 is hereby amended and restated as follows:
5.20. At all times from and after April 1, 2018, Borrower and Guarantor covenant and agree that either Borrower or Guarantor shall maintain Liquid Assets (as defined below) of not less than $75,000,000 (the “Liquid Assets Covenant”). “Liquid Assets” shall mean the following: (1) cash or cash equivalents held in the United States; (2) United States Treasury or governmental agency obligations backed by the full faith and credit of the United States of America; (3) commercial paper related P-1 or A1 by Moody’s or S&P, respectively; (4) medium and long-term securities rated investment grade by one of the rating agencies described in (c) above; (5) Eligible Stocks (as defined below); and (6) mutual funds quoted in the Wall Street Journal which invest primarily in the assets described in (1) - (5) above. “Eligible Stocks” shall mean any common or preferred stock which (i) is not subject to statutory or contractual restrictions and is freely saleable on the public market, or (ii) is traded on the New York Stock Exchange, American Stock Exchange, or included in the National Market tier of NASDAQ. On a quarterly basis and as part of the delivery of quarterly financial statements as required in Section 5.1, Borrower or Guarantor, as applicable, shall provide Lender a certification on behalf of such party that such party is in compliance with the Liquid Assets Covenant set forth herein in form reasonably acceptable to Lender.
(c)    Schedule 2.3, Amortization Schedule, to the Loan Agreement is hereby amended and restated to be Schedule 2.3, Amortization Schedule, attached to this Amendment.
3.Amendments to Other Loan Documents. All references in each of the Loan Documents to the Loan Agreement shall refer to the Loan Agreement, as amended hereby, as such Loan Agreement may be further amended from time to time.
4.Conditions Precedent. Borrower agrees that it shall be a condition precedent to the effectiveness of this Amendment that, among other things, all of the following shall have been satisfied promptly and in any event within the time periods specified below:
(a)    Within five (5) Business Days following Borrower’s receipt from Lender of an invoice setting forth the amounts due and payable with respect thereto, Borrower shall have paid the actual out-of-pocket fees and expenses of Lender reasonably incurred in connection with this Amendment, including reasonable fees and disbursements of Lender’s attorneys;
(b)    Within five (5) Business Days following the date of this Amendment, Borrower shall have furnished to Lender an affidavit stating the following:

i.	that there have been no modifications to Borrower’s Articles of Organization that have not been previously delivered to Lender;

ii.	that Borrower is in good standing in the State of Delaware; and

iii.	that Borrower is qualified to conduct business in the State of Texas.

(c)    Within five (5) Business Days following the date of this Amendment, Borrower shall have paid Lender a fee in the amount of $66,615.38 as an extension fee for the Loan.

5.Representations and Warranties. In order to induce Lender to execute this Amendment, Borrower represents and warrants as follows:
(a)    This Amendment, and any other documents and instruments required to be executed and delivered by Borrower in connection herewith, when executed and delivered, will constitute the duly authorized, valid and legally binding obligations of Borrower, and will be enforceable in accordance with their respective terms, subject only to bankruptcy and insolvency laws of general applicability and the application of general principles of equity.
(b)    The execution, delivery and performance of this Amendment will not: (i) violate any laws or (ii) conflict with, be inconsistent with, or result in any breach or default of any of the terms, covenants, conditions, or provisions of any indenture, mortgage, deed of trust, corporate charter or bylaws, instrument, document, agreement or contract of any kind to which Borrower is a party or by which Borrower may be bound.
(c)    To Borrower’s knowledge, Borrower is not in default (beyond applicable grace or cure periods) under any contract or agreement to which Borrower is a party, the effect of which default will materially adversely affect the performance by Borrower of its representative obligations pursuant to and as contemplated by the terms and provisions of this Amendment.
(d)    Borrower hereby represents and warrants that as of the date hereof, Borrower has no defenses, claims, offsets or setoffs with regard to the enforcement of the Loan Documents as modified hereby.
6.Miscellaneous.
(a)    Borrower agrees that the Loan Agreement, the Note and each other Loan Document, as amended by this Amendment, remain in full force and effect in accordance with the previously existing terms thereof, as amended by this Amendment, and such documents and instruments are hereby ratified and confirmed.
(b)    This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
(c)    This Amendment shall be construed in accordance with and governed by the internal laws of the State of New York, except that the creation, perfection and enforcement of the Liens and security interests created pursuant to the Mortgage shall be governed and construed according to the law of the state of Texas, it being understood that to the fullest extent permitted by the laws of Texas, the law of the State of New York shall govern the Loan Agreement, the Notes and the other Loan Documents as set forth in Section 11.8 of the Loan Agreement.
(d)    The parties hereto expressly acknowledge and agree that this Amendment shall not be construed as a novation of the Note, the Mortgage or any other Loan Document.
(e)    All of the Mortgaged Property shall remain in all respects subject to the lien, charge and encumbrance of the Mortgage, as herein modified, and nothing herein contained and nothing done pursuant hereto, shall affect the lien, charge or encumbrance of the Mortgage, as herein modified, or the priority thereof with respect to other liens, charges, encumbrances or conveyances, or release or affect the liability of any part or parties whomsoever, who may now or hereafter be liable under, or on account of, the Loan Documents.
(f)    The execution and delivery of this Amendment does not constitute a waiver of any default under the Note, Mortgage or any of the other Loan Documents; provided, however, that Lender hereby acknowledges that it is not aware of any defaults under the Loan Documents.
(g)    Time is hereby declared to be of the essence of this Amendment and of every part hereof.
[Signatures Follow on the Next Page]

Exhibit 10.1

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

BORROWER:

LEX-GEN WOODLANDS, L.P., a Delaware limited partnership

By:	Lex-Gen Woodlands GP, LLC, a Delaware limited liability company, its sole general partner

By:    ____________________________
Name:    ____________________________
Title:    ____________________________

LENDER:

iSTAR LEX LENDER LLC, a Delaware
limited liability company

By:    ____________________________
Name:    ____________________________
Title:    ____________________________

Exhibit 10.1

CONSENT OF GUARANTOR
The undersigned, being the “Guarantor” under the Guaranty, hereby consents to the foregoing Seventh Amendment to Loan and Security Agreement and to Other Loan Documents and hereby agrees to be bound by the terms and requirements of the amended and restated Section 5.20 of the Loan Agreement (amended and restated pursuant to Section 2(b) of the foregoing Seventh Amendment to Loan and Security Agreement and to Other Loan Documents), as part of Guarantor’s Obligations under the Guaranty. The undersigned agrees that the Guaranty, as supplemented provided above, is and shall remain in full force and effect, and that as of the date hereof (i) the Guaranty, as supplemented as provided above, is ratified and confirmed hereby, (ii) no defenses or offsets exist to the enforcement thereof, and (iii) Guarantor has no Claims against Lender with respect thereto. All capitalized terms used in this Consent of Guarantor shall have the meaning ascribed to such terms in the Amendment to which this Consent of Guarantor is attached.
LEXICON PHARMACEUTICALS, INC.
(formerly known as Lexicon Genetics
Incorporated), a Delaware corporation

By:    ____________________________
Name:    ____________________________
Title:    ____________________________

Exhibit 10.1

Exhibit A
Legal Description

TRACT 1
METES AND BOUNDS DESCRIPTION
12.359 ACRES
HENRY APPLEWHITE SURVEY, ABSTRACT NUMBER 51
JOHN TAYLOR SURVEY, ABSTRACT NUMBER 547
MONTGOMERY COUNTY, TEXAS
Being a tract or parcel containing 12.359 acres of land situated in the Henry Applewhite Survey, Abstract Number 51 and the John Taylor Survey, Abstract Number 547, Montgomery County, Texas; being all of Restricted Reserve "A" (called 12.359 acres), The Woodlands Medical Research Park, Section 9, a subdivision plat recorded in Cabinet O, Sheet 180 Montgomery County Map Records (M.C.M.R.), Montgomery County, Texas; said 12.359 acre tract being more particularly described as follows (bearings are referenced to the record information contained in the above described subdivision plat);
BEGINNING at a 5/8-inch iron rod with plastic cap stamped "Terra Surveying" set marking the south end of a 25-foot cut-back line at the intersection of the northeasterly right-of-way (R.O.W.) line of Research Forest Drive (160-foot wide R.O.W.) with the southeasterly R.O.W. line of Technology Forest Place (width varies), said iron rod marking the most southerly west corner of said Restricted Reserve "A" and the herein described tract;
THENCE, North 01°27'36" West, along said southeasterly R.O.W. line of Technology Forest Place, along said cut-back line and along the west line of said Restricted Reserve "A", a distance of 35.36 feet to a 5/8-inch iron rod with cap found marking the north end of said 25-foot cut-back line and marking the most northerly west corner of said Restricted Reserve "A" and the herein described tract;
THENCE, North 43°32'24" East, continuing along said southeasterly R.O.W. line of Technology Forest Place and along the northwesterly line of said Restricted Reserve "A", a distance of 1,060.00 feet to a 5/8-inch iron rod with cap found marking the west end of a 25-foot cut-back line and marking the most westerly north corner of said Restricted Reserve "A" and the herein described tract;
THENCE, North 88°32'24" East, continuing along said southeasterly R.O.W. line, along said cutback line and along the north line of said Restricted Reserve "A", a distance of 35.36 feet to a 5/8-inch iron rod with cap found marking the east end of said cut-back line and marking the intersection of said southeasterly R.O.W. line of Technology Forest Place with the southwesterly R.O.W. line of New Trails Drive (80-foot wide R.O.W.), said iron rod marking the most easterly north corner of said Restricted Reserve "A" and the herein described tract;
THENCE, South 46°27'36" East, along said southwesterly R.O.W. line of New Trails Drive and along the northeasterly line of said Restricted Reserve "A", a distance of 460.59 feet to a 5/8-inch iron rod with cap found marking the most northerly corner of Restricted Reserve "A", Medical Research Park, Section 4, a

subdivision plat recorded in Cabinet G, Sheet 51A, M.C.M.R., said iron rod marking the most easterly corner of said Restricted Reserve "A", The Woodlands Medical Research Park, Section 9 and the herein described tract;
THENCE, South 43°32'24" West, departing said southwesterly R.O.W. line of New Trails Drive, along the northwesterly line of said Restricted Reserve "A", Medical Research Park, Section 4, and along the southeasterly line of said Restricted Reserve "A", The Woodlands Medical Research Park, Section 9, at a distance of 742.00 feet passing a 5/8-inch iron rod with cap found marking the most northerly corner of Restricted Reserve "A", The Woodlands Medical Research Park, Section 1, a subdivision plat recorded in Cabinet E, Sheet 163B and 164A M.C.M.R. and marking the most westerly corner of said Section 4, continuing along southeasterly line of said Restricted Reserve "A", The Woodlands Medical Research Park, Section 9 and along the northwesterly line of said Restricted Reserve "A", The Woodlands Medical Research Park, Section 1, in all, a distance of 1,110.00 feet to a 5/8-inch iron rod with plastic cap stamped "Terra Surveying" set in the aforesaid northeasterly R.O.W. line of Research Forest Drive, marking the most westerly corner of said Restricted Reserve "A", The Woodlands Medical Research Park, Section 1 and marking the most southerly corner of said Restricted Reserve "A", The Woodlands Medical Research Park, Section 9 and the herein described tract;
THENCE, North 46°27'36" West, along said northeasterly R.O.W. line of Research Forest Drive and along the southwesterly line of said Restricted Reserve "A", a distance of 460.59 feet to the POINT OF BEGINNING and containing 12.359 acres (538,380 square feet) of land. This description is based on the ALTA/ACSM Land Title Survey and plat made by Terra Surveying Co., dated April, 2003, updated April 2004, Project Number 1851-0316-S.

TRACT 3

A non-exclusive easement for vehicular and pedestrian ingress and egress created under the Reciprocal Easement Agreement by and between Woodlands Office Equities-’95 Limited and First Security Bank, National Association, not individually, but solely as Owner Trustee under the Lexi Trust 2000-1 dated as of December 8, 2000, and recorded under the County Clerk’s File No. 2000-104008 and the Real Property Records of Montgomery County, Texas.

Schedule 2.3

Amortization Schedule